UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2005

                               GRIFFON CORPORATION
               (Exact Name of Registrant as Specified in Charter)


    Delaware                       1-6620                       11-1893410
(State or Other                 (Commission                  (I.R.S. Employer
  Jurisdiction                  File Number)              Identification Number)
of Incorporation)


   100 Jericho Quadrangle Jericho, Suite 224, New York             11753
       (Address of Principal Executive Offices)                  (Zip Code)

                                 (516) 938-5544
              (Registrant's telephone number, including area code)

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     On December 15, 2005, Griffon Corporation (the "Company") and Telephonics Corporation, a subsidiary of the Company ("Telephonics" and, together with the Company, the "Borrowers"), entered into a credit agreement (the "Credit Agreement") with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the "Lenders") pursuant to which the Lenders agreed to provide the Borrowers with a five-year senior secured multicurrency revolving credit facility in the amount of up to $150,000,000 (with a sublimit of $45,000,000 for extensions of credit to Telephonics). Commitments under the Credit Agreement may be increased by $50,000,000 under certain circumstances upon request of the Company. Borrowings under the Credit Agreement bear interest at rates based upon LIBOR or the prime rate and are collateralized by stock of a subsidiary of the Company. The Credit Agreement contains certain restrictive and financial covenants. Upon the occurrence of certain events of default specified in the Credit Agreement, amounts due under the Credit Agreement may be declared immediately due and payable.

     The Credit Agreement replaces an existing loan agreement dating from October 2001 and refinanced $60 million of borrowings under such agreement. The proceeds of new borrowings under the Credit Agreement are intended to be used for general corporate purposes, including share repurchases and acquisitions.

     For more information regarding the credit facility, reference is made to the Credit Agreement and Pledge Agreement attached hereto as Exhibits 10.1 and
10.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.  Exhibits.

(d)      Exhibits.

10.1. Credit Agreement, dated December 15, 2005, among Griffon Corporation, Telephonics Corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.2. Pledge Agreement, dated December 15, 2005, between Griffon Corporation and JPMorgan Chase Bank, N.A., as administrative agent

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GRIFFON CORPORATION


                                       By: /s/Eric Edelstein
                                          --------------------------
                                           Eric Edelstein
                                           Executive Vice President and
                                           Chief Financial Officer


Date:   December 16, 2005



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                                  Exhibit Index

10.1. Credit Agreement, dated December 15, 2005, among Griffon Corporation, Telephonics Corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.2. Pledge Agreement, dated December 15, 2005, between Griffon Corporation and JPMorgan Chase Bank, N.A., as administrative agent